Exhibit 10.39

AMENDMENT

This Amendment to Secured Promissory Notes, dated as of March 31, 2009 (this “Amendment”) is executed by White Star, LLC, Mueller Trading, L.P.,   Jason Lyons, an individual and SRZ Trading, LLC  (collectively, the “Lenders”), for the purposes set forth herein.

RECITALS

(a)

The Lenders and VOYANT INTERNATIONAL CORPORATION, a Nevada corporation (the “Borrower”) are parties to a certain Secured Promissory Notes, each dated January 26, 2009 (the “Notes”).

(b)

The Borrower has requested that the Lenders extend the Maturity Date as defined in the Notes in order to allow the Borrower additional time to satisfy the requirements of such sections of the Notes.

NOW, THEREFORE, the Lenders hereby agree as follows:

ARTICLE I

AMENDMENT

1.1

Amendment.  Subject to the terms and provisions of this Amendment, the Lenders hereby agree that for purposes of the Notes, the defined term “Maturity Date” shall be amended to October 13, 2009.

1.2

Limited Nature of Amendment. This Amendment is specifically limited to the matters expressly addressed herein.  This Amendment does not constitute a waiver, amendment, or forbearance of, or with respect to, any other or additional event, circumstance, default or event of default that may now exist or that may hereafter occur under, or in connection with, the Notes or the Security Agreement.   Except as specifically set forth herein, all of the terms and conditions of the Notes and the Security Agreement remain unchanged and in full force and effect.

[SIGNATURE PAGES FOLLOW]

513022.000004 DALLAS 2463944.1

White Star LLC

By:
Name: Title:

SRZ Trading LLC

By:
Name: Title:

MUELLER TRADING L.P

By:
Name: Title:

Jason Lyons

513022.000004 DALLAS 2463944.1